Exhibit 10.8

AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

TRIMARAN POLLO PARTNERS, L.L.C.

This AMENDMENT NO. 2 (this “Amendment”) to the Second Amended and Restated Limited Liability Company Operating Agreement (the “Agreement”) of Trimaran Pollo Partners, L.L.C. (the “Company”) is entered into as of this 30th day of January, 2008 by and among the Company, Trimaran, and the parties whose names are set forth on Schedule C hereto. Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to such term in the Agreement (as defined below).

RECITALS

WHEREAS, on March 8, 2006, the Company entered into the Second Amended and Restated Limited Liability Company Operating Agreement with the members listed in Schedule A thereto;

WHEREAS, Section 13.04 of the Agreement provides that the Agreement may be amended or modified with the approval of Trimaran and each Investor Member, respectively; and

WHEREAS, in connection with the closing under the Unit Purchase Agreement (the “Unit Purchase Agreement”) consummated on the date hereof by and among the Company, Chicken Acquisition Corp., a Delaware corporation, EPL Intermediate, Inc., a Delaware corporation, El Pollo Loco, Inc., a Delaware corporation, certain members of the Company signatories thereto, FS Equity Partners V, L.P. (“FSEP V”), FS Affiliates V, L.P. (“FSA V”) and Peter Starrett, (“Starrett” and collectively with FSEP V and FSA V, “FS”), Trimaran and each Investor Member desire to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the other signatories hereto, intending to be legally bound hereby, agree as follows:

1. Amendments.

1.1. Officers

1.1.1. Section 3.03(e) of the Agreement shall be amended to read in its entirety as follows:

(e) The following persons are hereby appointed officers of the Company:

Andrew R. Heyer – President

Dean C. Kehler — Vice President

Jay R. Bloom — Vice President and Secretary

Alberto Robaina — Assistant Secretary

1.2. CAC Board

1.2.1. Section 3.04(a) of the Agreement shall be amended to read in its entirety as follows:

(a) The board of directors of CAC (the “CAC Board”) shall consist of a total of 9 directors. Except as provided by Section 3.04(c) below, the Managing Member may cause the Company to change the total number of directors comprising the CAC Board, to designate or change the class and voting power of such directors, to appoint any additional directors to the CAC Board and to fill any vacancies on the CAC Board. The Company shall take all Necessary Action to cause any decision of the Managing Member pursuant to the preceding sentence to be effectuated as the Managing Member deems appropriate.

1.2.2. Section 3.04(b) of the Agreement shall be amended to read in its entirety as follows:

(b) All directors on the CAC Board shall be designated by the Trimaran Vehicles, except as provided in Section 3.04(c) below. All Persons designated to the CAC Board by the Trimaran Vehicles shall be “Trimaran Directors” and all others (including those designated pursuant to Sections 3.04(c) and 3.04(e) below) shall be “Non-Trimaran Directors.” All Persons to be elected as Trimaran Directors shall be designated by the Trimaran Vehicles, in a manner specified by the Managing Member. The Company and the Managing Member shall take all Necessary Action to cause the election of any Persons properly designated as Trimaran Directors or Non-Trimaran Directors.

1.2.3. Section 3.04(c) of the Agreement shall be amended to read in its entirety as follows:

(c) For so long as an Investor Member (together with its Affiliates) holds at least 15% of the aggregate number of Membership Units outstanding, such Investor Member shall have the right, but not the obligation, to designate one (1) Person to be elected as a Non-Trimaran Director, and the Company shall take all Necessary Action to cause the election of such Person as a Non-Trimaran Director; provided, however: (i) that FS shall have the right, but not the obligation, to elect (or have elected by the Members) one Person (the “FS Director”) to the CAC Board (which Person shall initially be John M. Roth) until such time as FS collectively holds less than 5% of the aggregate number of Membership Units outstanding, and (ii) until such time as FS holds less than 5% of the aggregate number of Membership Units, the Managing Member shall not change the class or voting power of the members of the CAC Board in a manner that materially adversely affects the FS Director without the consent of FSA V and FSEP V.

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1.2.4. Section 3.04(d) of the Agreement shall be amended to read in its entirety as follows:

(d) Notwithstanding anything to the contrary herein, any Non-Trimaran Director shall be reasonably acceptable to the Managing Member (it being understood that John M. Roth, Jon D. Ralph and Benjamin D. Geiger are reasonably acceptable to the Managing Member). The Company and the Managing Member shall take all Necessary Action to cause the election of any Non-Trimaran Director pursuant to the foregoing.

1.3. Distributions

1.3.1. Section 5.01(d) of the Agreement shall be amended to read in its entirety as follows: [reserved].

1.3.2. Section 5.01(e) of the Agreement shall be amended to read in its entirety as follows: [reserved].

1.4. Transfers to Affiliates

1.4.1. Section 8.05 of the Agreement shall be amended to read in its entirety as follows:

Subject to Section 8.06, any Member may Transfer any Membership Units to an Affiliate of such Member; provided that such Transfer shall not be effective unless and until the Managing Member is reasonably satisfied that such Transfer complies with the conditions set forth in clauses (i) through (iv) of Section 8.01(c); and, provided further that, notwithstanding anything to the contrary herein, transfers to Affiliates shall not trigger the right of first offer, tag-along or drag-along rights described in Sections 8.02, 8.03 and 8.04, respectively.

1.5. Schedules A, B and C.

1.5.1. Schedules A, B and C of the Agreement shall be amended in their entirety to read as set forth in such Schedules hereto, respectively.

1.6. The definition of “American Securities” shall be deleted in its entirety.

1.7. The definition of “Capital Contributions” shall be amended in its entirety to read as follows:

“Capital Contribution” means, with respect to any Member, the total amount of cash or the value of other property contributed to the Company by such Member pursuant to this Agreement; provided that the Managing Member shall determine in its reasonable discretion the value of any property other than cash contributed by any Member; provided, further, that any Capital Contributions made following the date of this Agreement shall consist solely of cash.

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2. Reference to and Effect upon the Agreement. Except as specifically set forth above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any provision of the Agreement, except as specifically set forth herein.

3. Headings. The section headings contained in this Amendment are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Amendment.

4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

THE COMPANY

TRIMARAN POLLO PARTNERS, L.L.C.

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Vice President and Secretary

MANAGING MEMBER

TRIMARAN CAPITAL, L.L.C.

By:	/s/Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Director

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

OTHER MEMBERS

TRIMARAN FUND II, L.L.C.

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Director

TRIMARAN PARALLEL FUND II, L.P.

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS

By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Director

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

CIBC CAPITAL CORPORATION

By:	/s/Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Managing Director

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

MULTI-STRATEGY HOLDINGS, L.P.

By:	Multi-Strategy Holdings Offshore Advisors, Inc., its General Partner

By:	/s/ Ryan Boucher
	Name:	Ryan Boucher
	Title:	Vice President

VF III HOLDINGS, L.P.

By:	VF III Holdings Offshore Advisors, Inc., its General Partner

By:	/s/ Ryan Boucher
	Name:	Ryan Boucher
	Title:	Vice President

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

ZG INVESTMENTS III LTD.

By:	/s/ Michael Deevy
	Name:	Michael Deevy
	Title:	Director

By:	/s/ Linda Morrell
	Name:	Linda Morrell
	Title:	Director

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

BRODY 2005 LLC

By:	/s/ Howard Kaye
	Name:	Howard Kaye
	Title:	Managing Member

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

FS EQUITY PARTNERS V, L.P.

By:	FS Capital Partners V, LLC,
its General Partner

By:	/s/ John M. Roth
	Name:	John M. Roth
	Title:	Managing Member

FS AFFILIATES V, L.P.

By:	FS Capital Partners V, LLC,
its General Partner

By:	/s/ John M. Roth
	Name:	John M. Roth
	Title:	Managing Member

[ Amendment No. 2 to Second Amended and Restated Limited Liability Company

Operating Agreement of Trimaran Pollo Partners, L.L.C. Signature Page ]

SCHEDULE A

NAMES AND ADDRESSES OF MEMBERS

Name	Address
Continental Casualty Company	Mike Hass CNA 333 South Wabash Avenue, 23 South Chicago, Illinois 60604 Attention: Michael Hass Telephone: 312-822-6592

Multi-Strategy Holdings, L.P.	Multi-Strategy Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

VF III Holdings, L.P.	VF III Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

Trimaran Capital, L.L.C.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

Trimaran Fund II, L.L.C.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

Trimaran Parallel Fund II, L.P.	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

Schedule-A-1

CIBC Employee Private Equity Fund (Trimaran) Partners	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

CIBC Capital Corporation	c/o Trimaran Fund Management, L.L.C. 1325 Avenue of the Americas, 34th Floor New York, New York 10019 Attn.: Alberto Robaina Telephone: 212-616-3750 Fax: 212-616-3704

Brody 2005 LLC	c/o Hub International 1065 Avenue of the Americas New York, New York 10018 Attention: Howard Kaye Telephone: 212-338-2263 Fax: 212-354-0894

ZG Investments III Ltd.

Courier Address

Wellesley House,

90 Pitt’s Bay Road,

Pembroke HM 08,

BERMUDA

Mailing Address

P.O. Box HM 2268,

Hamilton HM JX,

BERMUDA

Telephone: 1-441-294-2400

Fax: 1-441-294-2401

Attention: Mike Deevy

With a copy to:

Zurich Alternative Asset Management, LLC

105 East 17th Street

New York, NY 10003

Attention: General Counsel

Schedule-A-2

FS Equity Partners V, L.P. FS Affiliates V, L.P.

FS Equity Partners V, L.P.

FS Affiliates V, L.P.

11100 Santa Monica Boulevard

Suite 1900

Los Angeles, CA 90025

Tel: 310-444-1822

Fax: 310-444-1870

With a copy to:

Bingham McCutchen, LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Attention: Richard J. Welch

Tel: 213-680-6400

Fax: 213-680-6499

Peter Starrett	11100 Santa Monica Boulevard Suite 1900 Los Angeles, CA 90025 Tel: 310-444-1822 Fax: 310-444-1870

Schedule-A-3

SCHEDULE B

CAPITAL CONTRIBUTIONS AND

MEMBERSHIP UNITS

Name	Capital Contribution	Membership Units	Percentage
Continental Casualty Company	$5,000,000.00	57,848.70	2.49%

Multi-Strategy Holdings, L.P.	$659,963.26	7,635.60	0.33%

VF III Holdings, L.P.	$9,340,036.74	108,061.79	4.66%

Trimaran Capital, L.L.C.	$2,666,954.28	30,855.97	1.33%

Trimaran Fund II, L.L.C.	$41,305,098.22	477,889.24	20.60%

Trimaran Parallel Fund II, L.P.	$17,390,592.84	201,204.63	8.67%

CIBC Employee Private Equity Fund (Trimaran) Partners	$26,895,806.98	311,177.49	13.41%

CIBC Capital Corporation	$29,342,494.69	339,485.03	14.63%

Brody 2005 LLC	$1,446,292.57	16,733.23	.72%

ZG Investments III Ltd.	$10,000,000.00	115,697.40	4.99%

FS Equity Partners V, L.P.	$64,984,438.49	642,389.62	27.69%

FS Affiliates V, L.P.	$869,268.94	8,592.97	.37%

Peter Starrett	$250,000.00	2,272.73	0.10%

Total	$210,150,947.01	2,319,844.40	100%

Schedule-B-1

SCHEDULE C

INVESTOR MEMBERS

Name	Address
Continental Casualty Company	Mike Hass CNA 333 South Wabash Avenue, 23 South Chicago, Illinois 60604 Attention: Michael Hass Telephone: 312-822-6592

Multi-Strategy Holdings, L.P.	Multi-Strategy Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

VF III Holdings, L.P.	VF III Holdings, L.P. 32 Old Slip, 37th Floor New York, New York 10005 Attn: Kane Brennan Telephone: 212-855-9851 Fax: 212-493-0187

Brody 2005 LLC	c/o Hub International 1065 Avenue of the Americas New York, New York 10018 Attention: Howard Kaye Telephone: 212-338-2263 Fax: 212-354-0894

ZG Investments III Ltd.

Courier Address

Wellesley House,

90 Pitt’s Bay Road,

Pembroke HM 08,

BERMUDA

Mailing Address

P.O. Box HM 2268,

Hamilton HM JX,

BERMUDA

Telephone: 1-441-294-2400

Fax: 1-441-294-2401

Attention: Mike Deevy

Schedule-C-1

With a copy to: Zurich Alternative Asset Management, LLC 105 East 17th Street New York, NY 10003 Attention: General Counsel

FS Equity Partners V, L.P. FS Affiliates V, L.P.

FS Equity Partners V, L.P.

FS Affiliates V, L.P.

11100 Santa Monica Boulevard

Suite 1900

Los Angeles, CA 90025

Tel: 310-444-1822

Fax: 310-444-1870

With a copy to:

Bingham McCutchen, LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Attention: Richard J. Welch

Tel: 213-680-6400

Fax: 213-680-6499

Schedule-C-2